CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
Supplement dated October 9, 1998 to the
Prospectus dated July 1, 1998

On September 17, 1998 the Trust's Board of Trustees approved the following:

   A new investment advisory agreement between Mutual Management Corp. ("MMC") and Standish, Ayer & Wood, Inc. ("Standish, Ayer") reflecting a decrease in the advisory fee paid by MMC to Standish, Ayer on behalf of Government Money Investments. Pursuant to this new agreement, MMC will pay Standish, Ayer 0.15% of the first $100 million and 0.10% thereafter.

   A new investment advisory agreement between MMC and State Street Global Advisors ("State Street") reflecting a decrease in the advisory fee paid by MMC to State Street on behalf of International Equity Investments. Pursuant to this new agreement, MMC will pay State Street 0.06%.

   A new investment advisory agreement between MMC and The Boston Company Asset Management Company, Inc. ("TBCAM") reflecting a decrease in the advisory fee paid by MMC to TBCAM on behalf of Large Capitalization Value Equity Investments. Pursuant to this new agreement, MMC will pay TBCAM 0.30% of the first $350 million and 0.25% thereafter.

   A new investment advisory agreement between MMC and Oechsle International Advisors, LLC ("Oechsle") investment adviser to International Equity Investments ("International Equity
Portfolio"). Recently, Oechsle signed an agreement with Fleet Financial Group ("Fleet") and Dresdner Bank AG ("Dresdner") that will result in a management led buyout of Dresdner's limited partnership interest in Oechsle. As a result of this transaction, Oechsle's management will approximately double its collective equity interests in the firm. Fleet will simultaneously become an indirect, minority investor and Dresdner which indirectly owns Oechsle's largest limited partnership interest, will no longer own any interest in the firm. This transaction has caused a change in control of Oechsle resulting in an assignment of the current investment advisory agreement between MMC and Oechsle. Pursuant to the Investment Company Act of 1940, as amended, an assignment results in the automatic termination of the investment advisory agreement. Accordingly, the Board of Trustees approved a new investment advisory agreement identical to the prior advisory agreement. All the principals of Oechsle will remain with the firm resulting in no change to the management of the International Equity Portfolio.


    Shareholders of the Government Money, International Equity and Large Capitalization Value Equity Portfolios will soon receive an information statement regarding these changes.

    In addition, effective October 8, 1998, CFBDS, Inc. ("CFBDS"), a registered broker-dealer and an indirect wholly-owned subsidiary of Signature Financial Group, Inc. ("Signature"), will serve as the
Trust's distributor.


FD 01561